UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TWIN VEE POWERCATS CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

3101 S US Hwy 1

Fort Pierce, Florida 34982

August 28, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Twin Vee PowerCats Co.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Twin Vee PowerCats Co., a Delaware corporation (the “Company”). The meeting will be held on Thursday, October 12, 2023 at 9:00 a.m. Eastern Time at 3101 S US Hwy 1, Fort Pierce, Florida 34982. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated below in this Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

At the 2023 Annual Meeting, stockholders will vote on the following matters:

(1)	to elect the two (2) nominees for Class II director named in the accompanying proxy statement to our Board of Directors, each to serve a three-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;
(2)	to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2023; and
(3)	to transact such other business as may properly come before the 2023 Annual Meeting or any adjournments or postponements of the 2023 Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on August 18, 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2023 Annual Meeting or any adjournment or postponement of the 2023 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection during the ten days preceding the meeting at the Company’s offices located at 3101 S US Hwy 1, Fort Pierce, Florida 34982.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 12, 2023.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 Annual MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL A PROXY CARD (AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS). IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INLCUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Twin Vee PowerCats Co. we thank you for your continued support and look forward to speaking with you at the 2023 Annual Meeting.

/s/ Joseph Visconti
Joseph Visconti
Chairman of the Board of Directors
and Chief Executive Officer

3101 S US Hwy 1

Fort Pierce, Florida 34982

PROXY STATEMENT

For the 2023 Annual Meeting of Stockholders to be held on October 12, 2023

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0001 par value per share, of Twin Vee PowerCats Co., a Delaware corporation (including its consolidated subsidiaries, referred to herein as “Twin Vee,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Twin Vee (the “Board of Directors”) of proxies to be voted at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held on October 12, 2023, beginning at 9:00 a.m., Eastern Time, at 3101 S US Hwy 1, Fort Pierce, Florida 34982 and at any adjournment or postponement of our 2023 Annual Meeting. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the two (2) Class II directors named herein for election to the Board of Directors; and (2) FOR the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on December 31, 2023.

ANNUAL MEETING ADMISSION

Only stockholders as of August 18, 2023 (the “Record Date”) may attend the 2023 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the Record Date. Such evidence of ownership can be your proxy card. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2023 Annual Meeting, you will be required to present proof of your ownership of our common stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2023 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2023 Annual Meeting.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2023 Annual Meeting including at any adjournments or postponements thereof, to be held on Thursday, October 12, 2023 at 9:00 a.m. Eastern Time.

You are invited to attend the 2023 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the 2023 Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting. The proxy materials, including this Proxy Statement and proxy card, are being distributed and made available on or about September 1, 2023, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”), which is not a part of our proxy solicitation materials.

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board of Directors of Twin Vee is soliciting your proxy to vote at the 2023 Annual Meeting, including at any adjournments or postponements of the 2023 Annual Meeting.

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?
A:

We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

1

Q:	When were the proxy materials first sent or made available to stockholders?
A:

The Notice will be first mailed to stockholders on or about September 1, 2023. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Q:	Who can vote at the 2023 Annual Meeting?

A:	Only stockholders of record at the close of business on August 18, 2023 (the “Record Date”), will be entitled to vote at the 2023 Annual Meeting. On the Record Date, there were 9,520,000 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on August 18, 2023 your shares were registered directly in your name with Twin Vee’s transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may directly vote your shares in person at the 2023 Annual Meeting or submit a proxy to have your shares voted. Even if you plan to attend the 2023 Annual Meeting, we urge you to fill out and return the enclosed proxy card or submit a proxy on the internet or telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 18, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2023 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Q:	What information is contained in the Proxy Statement?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the 2023 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This Proxy Statement and the 2022 Annual Report, which is not a part of our proxy solicitation materials, are available at www.twinvee.com and at https://www.iproxydirect.com/veee.

Q:	What items of business will be voted on at the 2023 Annual Meeting?

A:	The two (2) items of business scheduled to be voted on at the 2023 Annual Meeting are: (1) the election of our Class II directors named herein; and (2) the ratification of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on December 31, 2023.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares (1) FOR the two (2) nominees for Class II directors named herein for election to the Board of Directors; and (2) FOR the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on December 31, 2023.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on August 18, 2023, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:	You may either vote FOR all of the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. With respect to Proposal 2, you may vote FOR, AGAINST, or ABSTAIN. On Proposal 2, if you ABSTAIN, it has the same effect as a vote AGAINST.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by proxy using the enclosed proxy card, or submit your proxy through the internet or by telephone. We urge you to have your shares voted by proxy to ensure your vote is counted.

2

●	To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2023 Annual Meeting, the proxyholder will vote your shares as you direct.

●	To have your shares voted through a proxy submitted by the internet, go to https://www.iproxydirect.com/veee to complete an electronic proxy card. If you submit your proxy by telephone call 866-752-8683 in the United States or 866-752-8683 from foreign countries and follow the instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on October 11, 2023 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Twin Vee. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of August 18, 2023.

Q:	What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or by proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR the election of all nominees for director, and FOR Proposal 2. If any other matter is properly presented at the 2023 Annual Meeting, the proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the final vote at the 2023 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982; (2) submit a later-dated proxy (either by mail, telephone or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2023 Annual Meeting and voting in person. Attendance at the 2023 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your voting instructions by following the instructions provided by your broker or bank.

Q:	Who can help answer my questions?

A:	If you have any questions about the 2023 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982, or by phone at (772) 429-2525.

3

Q:	How are votes counted?

A:	In the election of directors, you may vote FOR any of the two (2) nominees for Class II directors named herein or you may direct your vote to be WITHHELD with respect to any of the two (2) nominees.

With respect to Proposal 2, you may vote, FOR, AGAINST or ABSTAIN. On these proposals, if you ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the 2023 Annual Meeting requires a quorum. A quorum will be present if stockholders holding at least a majority of the shares issued and outstanding end entitled to vote at the 2023 Annual Meeting are present at the 2023 Annual Meeting in person or by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2023 Annual Meeting in person. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the 2023 Annual Meeting may be adjourned by the chairperson of the 2023 Annual Meeting or the vote of the stockholders entitled to vote at the 2023 Annual Meeting present at the meeting in person or represented by proxy may adjourn the 2023 Annual Meeting to another date.

Q:	What is the voting requirement to approve each of the proposals?

A:	For Proposal 1 (the election of directors), the two (2) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present in person or represented by proxy at the 2023 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR will affect the outcome. Abstentions, WITHHELD votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2 (ratification of the appointment of Grassi & Co., CPAs, P.C., as our independent registered public accounting firm for the year ending December 31, 2023), must receive the affirmative vote from the holders of a majority of the voting power of the shares present in person or represented by proxy at the 2023 Annual Meeting and entitled to vote on that proposal. Accordingly, abstentions on this proposal will have the same effect as a vote AGAINST the proposal. Although ratification is not required by our Bylaws or otherwise, we are submitting the selection of Grassi & Co., CPAs, P.C. to you for ratification as a matter of good corporate practice. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes are not expected for this matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors (the “Audit Committee”) or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Twin Vee and its stockholders.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2023 Annual Meeting is Proposal 2. Proposal 1 is not considered a routine matter. Accordingly, if you do not direct your broker how to vote for the nominees for director in Proposal 1, your broker may not exercise discretion and may not vote your shares on this proposal.

For purposes of Proposal 1, broker non-votes are not considered to be “votes cast” at the 2023 Annual Meeting . As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to a director in Proposal 1; and, therefore, will have no effect on the outcome of the vote on any such proposal. For purposes of Proposal 2, abstentions are not considered to be “votes cast” and, for purposes of Proposal 2, abstentions are entitled to vote on the proposal. As such, abstentions will have the effect of a vote AGAINST Proposal 2, and will have no effect on the outcome of the vote on Proposal 1.

We encourage you to vote FOR each of the nominees named in Proposal 1 and vote FOR Proposal 2.

Q:	What should I do if I receive more than one Proxy Statement?

A:	You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2023 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2023 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2023 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2023 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

4

Q:	What happens if additional matters are presented at the 2023 Annual Meeting?

A:	Other than the two (2) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2023 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Joseph Visconti, our President and Chief Executive Officer, and Carrie Gunnerson, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2023 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock that is issued and outstanding as of the close of business on August 18, 2023, the Record Date, is entitled to be voted on all items being voted on at the 2023 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, August 18, 2023, 9,520,000 shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Twin Vee or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2023 Annual Meeting?

A:	The Board of Directors is making this solicitation on behalf of Twin Vee, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than April 30, 2024 at Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982. If you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting, but does not intend to have included in the proxy materials prepared by Twin Vee in connection with the 2024 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not later than 45th day nor earlier than 75th days before the one-year anniversary of the date we first mail our proxy materials or notice of availability of proxy materials for the preceding year’s annual meeting; however, if the date of the annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the date of the previous year’s annual meeting, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2024 Annual Meeting. In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 13, 2024. If such meeting date is changed by more than 30 days, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

See “Stockholder Proposals For the 2024 Annual Meeting.”

5

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of six (6) directors and is divided into three classes. Each class serves for three (3) years, with the terms of office of the respective classes expiring in successive years. Directors in Class II are standing for election at the 2023 Annual Meeting, directors in Class III will stand for election at the 2024 Annual Meeting and directors in Class I will stand for election at the 2025 Annual Meeting of Stockholders. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders held in 2024 and 2025, respectively.

At the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors proposed that James Melvin and Preston Yarborough, as Class II nominees, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and has indicated his intent to serve if elected. The Company has no reason to believe that any of the nominees named below will be unable to serve as a director if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

The following is a brief biography of each nominee and each director whose term will continue after the 2023 Annual Meeting.

Nominees to the Board of Directors

Each of the Class II director nominees and their age, position with our company and the expiration of their respective term on the Board of Directors (assuming they are re-elected at the 2023 Annual Meeting) are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director Nominee	Age	Position	Director Since	Term Expires
James Melvin	61	Director	2021	2026
Preston Yarborough	44	Vice President and Director	2010	2026

James Melvin, Director

Mr. Melvin has been a member of our Board of Directors since April 8, 2021. Mr. Melvin, a multiple class world and national sailboat champion, is an innovative designer of yachts and aircrafts. He founded Morrelli & Melvin in 1992, a design and engineering company specializing in sailboats and yachts and has served as its Chief Executive Officer since its inception. Since October 2019, he has served as the President of Pro Coach Boats LLC, a company he founded that manufacturer and sells boats, and since May 2019, he has served as the Chief Technology Officer of Argo Rocket Marine LLC, a provider of space industry marine services and products. Mr. Melvin received his degree in Aerospace Engineering from Boston University.

We believe that Mr. Melvin’s expertise in designing boats and aircraft and managing all aspects of a boat company, as well as his passion for boats and sailing make him an invaluable member of our Board and well qualified to be a director of the Company.

Preston Yarborough, Vice President and Director

Mr. Yarborough has been our Vice President since our inception, our Director since August 2010 and has acted as the Director of Product Development of our majority shareholder company since August 2010. We believe Mr. Yarborough’s history and experience developing products and managing the development of new products with us and our majority shareholder company make him a valuable member of our board and management.

Vote Required

Provided that a quorum is present, the two nominees for director receiving a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the 2023 Annual Meeting in person or by proxy will be elected. Accordingly, the two nominees receiving the highest number of votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION

OF THE TWO NOMINEES LISTED ABOVE AS CLASS II DIRECTORS

6

Continuing Directors

The directors who are serving terms that end following the 2023 Annual Meeting and their ages, position, length of service on the Board of Directors and the expiration of their respective terms are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since	Term Expires

Class III Directors

Joseph Visconti	59	Chairman of the Board of Directors and Chief Executive Officer	2015	2024
Kevin Schuyler	54	Director	2022	2024

Class I Directors

Neil Ross	61	Director	2021	2025
Bard Rockenbach	61	Director	2021	2025

Class I Directors

Neil Ross, Director

Mr. Ross has been a member of our Board of Directors since April 8, 2021. He has over 30 years of experience in launching products and companies and promoting and growing brands. He has served as the Chief Executive Officer of James Ross Advertising since founding it in February 2003. Most notably, Neil has extensive marine experience partnering with brands like Galati Yachts Sales, Jefferson Beach Yacht Sales, Allied Marine, Bertram Yachts, Twin Vee, Jupiter Marine and Sealine to name a few. Mr. Ross received his Bachelor’s degree from Florida State University.

We believe Mr. Ross’ experience in the yacht and boating industry as well as his expertise in brand awareness and growth makes him well qualified to be a director of the Company.

Bard Rockenbach, Director

Mr. Rockenbach has been a member of our Board of Directors since November 7, 2021. Mr. Rockenbach has been a practicing attorney for 33 years. Since January 2005, he has been the managing partner of Burlington & Rockenbach, P.A., a trial and appellate litigation law firm in West Palm Beach, Florida. Before forming Burlington & Rockenbach, P.A., Rockenbach was a solo practitioner and also worked for insurance defense law firms throughout Florida. Mr. Rockenbach is board certified by the Florida Bar Association in appellate practice and has over 250 published decisions. In addition to his legal experience, Mr. Rockenbach has served on the Board of Directors of the Appellate Practice Section of the Florida Justice Association as both a chairman and a director. He was also the chairman of the Palm Beach County Bar Association Technology Committee. Mr. Rockenbach has a Bachelor of Science in Accounting from the University of Florida and a Juris Doctor from the Stetson University College of Law.

We believe Mr. Rockenbach’s broad understanding of business and legal matters, as well as his passion for boats and sailing, make him an invaluable member of our Board and well qualified to be a director of the Company.

Class III Directors

Joseph Visconti, Chairman of the Board of Directors and Chief Executive Officer

Mr. Visconti has been our Chief Executive Officer, President and Chair of the Board since 2015. Mr. Visconti also serves as the Chair of the Board and Chief of Product Development of Forza. With over 25 years of executive level operational and financial experience, Mr. Visconti was the founder, CEO and President of two previous companies, the first company was a regional Investment Bank that he built to over 400 employees and sold in 2000. The second company was ValueRich, a financial media company that was taken public on the American Stock Exchange in 2007. ValueRich transitioned from media related business to Twin Vee PowerCats, Inc. in 2015. Mr. Visconti has experience building teams of professionals with a focus on product development and bringing those products to market. Mr. Visconti received his Associate’s degree from Lynn University in 1984.

We believe that Mr. Visconti’s experience leading us and our majority shareholder company and his operational and financial experience makes him well qualified to be a director of the Company.

Kevin Schuyler, CFA, Director

Mr. Schuyler has been a member of our Board of Directors since July 2022. Mr. Schuyler is the Vice Chairman of the board of directors and Lead Independent Director of Adial Pharmaceuticals, Inc. (NASDAQ: ADIL) where he has served as a director since April 2016. He currently also serves as a senior managing director at CornerStone Partners, a full-service institutional CIO and investment office located in Charlottesville, VA, with approximately $10 billion under management. Prior to joining CornerStone Partners in 2006, he held various positions with McKinsey & Company, Louis Dreyfus Corporation and The Nature Conservancy. Mr. Schuyler serves on various boards and committees of Sentara Martha Jefferson Hospital, the US Endowment for Forestry and Communities, and Stone Barns Center. He is a member of the investment committee of the Margaret A. Cargill Philanthropies. Mr. Schuyler graduated with honors from Harvard College and received his MBA from The Darden Graduate School of Business at the University of Virginia. He is a member of the Chartered Financial Analyst Society of Washington, DC. We selected Mr. Schuyler to serve on our Board of Directors because he brings extensive knowledge of the financial markets.

We believe Mr. Schuyler’s business background provides him with a broad understanding of the financial markets and the financing opportunities available to us.

7

Family Relationships

There are no family relationships among any of our directors or executive officers.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Below is information regarding certain characteristics of our Board, utilizing the template included in the related Nasdaq Stock Market (“Nasdaq”) rules.

Board Diversity Matrix (as of August 18, 2023)

Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	6	0	0
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	0	6
Two or More Races or Ethnicities
LGBTQ+	--
Did Not Disclose Demographic Background	--

Board of Directors Composition

Our Board of Directors currently consists of six members. The number of directors will be fixed by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

Our certificate of incorporation provides that our Board of Directors is divided into three (3) classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our current directors are divided among the three (3) classes as follows:

●	the Class I directors are Neil Ross and Bard Rockenbach, and their terms will expire at the annual meeting of stockholders to be held in 2025;

●	the Class II directors are James Melvin and Preston Yarborough, and their terms are expiring at the annual meeting of stockholders to be held in 2023; and

●	the Class III directors are Kevin Schuyler and Joseph Visconti, and their terms will expire at the annual meeting of stockholders to be held in 2024.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company.

In addition, under the terms of our certificate of incorporation and our bylaws, members of our Board of Directors may only be removed for cause. This may also have the effect of delaying or preventing changes in control of our company.

Director Independence

Our common stock has traded The Nasdaq Capital Market, or Nasdaq, under the symbol “VEEE” since July 21, 2021. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s Board of Directors within one year of the completion of its initial public offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

8

To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other Board of Directors committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the Board of Directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each non-employee director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Messrs. Rockenbach, Ross, Melvin, and Schuyler have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1 under the Exchange Act.

In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in “Transactions with Related Persons, Promoters and Certain Control Persons”

Board of Directors Leadership Structure

To assure effective independent oversight, our Board of Directors has adopted a number of governance practices, including:

●	executive sessions of the independent directors after certain board meetings, as required by Nasdaq; and

●	annual performance evaluations of the Chief Executive Officer by the independent directors, led by the Compensation Committee.

The Board does not have a policy that requires the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board of Directors annually reviews its leadership structure to assess what best serves the interests of the Company and its shareholders at a given time. Currently, the positions of Chief Executive Officer and Executive Chairman are held by the same person persons. Our Chief Executive Officer serves as our Chairman of the Board. Our Board of Directors does not have a lead independent director. Our Board of Directors has determined its leadership structure is appropriate and effective given our stage of development.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. As disclosed above, the Board of Directors has established an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors may establish other committees to facilitate the management of our company’s business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq, and SEC, rules and regulations as further described below. The charters for each of these committees are available on our website at www.twinvee.com. Information contained on or accessible through our website is not a part of this proxy statement and the inclusion of such website address in this proxy statement is an inactive textual reference only.

Board of Directors Committees

We currently have an audit committee, a compensation committee and a nominating and corporate governance committee, each of which have the composition and the responsibilities described below. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Bard Rockenbach	Member	Member	Member
James Melvin	Member	Member	Member
Neil Ross	Member	Member	Chairman
Kevin Schuyler	Chairman	Chairman	Member

 Audit Committee

The members of our audit committee consist of Bard Rockenbach, James Melvin, Neil Ross and Kevin Schuyler. Mr. Schuyler serves as the chair of our audit committee. All of the members of the audit committee are independent, as that term is defined under the rules of Nasdaq. The primary purpose of the audit committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. Specifically, the audit committee will:

9

●	select and hire the independent registered public accounting firm to audit our financial statements;

●	help to ensure the independence and performance of the independent registered public accounting firm;

●	approve audit and non-audit services and fees;

●	review financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	prepare the audit committee report that the SEC requires to be included in our annual proxy statement;

●	review reports and communications from the independent registered public accounting firm;

●	review the adequacy and effectiveness of our internal controls and disclosure controls and procedure;

●	review our policies on risk assessment and risk management;

●	review related party transactions; and

●	establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, as copy of which is available on our website at www.twinvee.com. The Board has determined that Mr. Schuyler is an audit committee financial expert, as such term is used in Section 407 of Regulation S-K.

Compensation Committee

Our compensation committee consists of Bard Rockenbach, James Melvin, Neil Ross and Kevin Schuyler. Mr. Schuyler serves as the chair of our compensation committee. All of the members of our compensation committee are independent, as that term is defined under the rules of Nasdaq. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee also:

●	oversees our overall compensation philosophy and compensation policies, plans and benefit programs;

●	reviews and recommends to our Board of Directors for approval compensation for our executive officers and directors;

●	prepares the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and

●	administers our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.twinvee.com.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance consist of Bard Rockenbach, James Melvin, Neil Ross and Kevin Schuyler. Neil Ross serves as the chair of our nominating and corporate governance committee. Each is independent, as that term is defined under the rules of Nasdaq. Our nominating and corporate governance oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. Specifically, the nominating and corporate governance committee:

●	identifies, evaluates and makes recommendations to our Board of Directors regarding nominees for election to our board of directors and its committees;

●	considers and make recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

●	reviews developments in corporate governance practices;

●	evaluates the adequacy of our corporate governance practices and reporting; and

●	evaluates the performance of our Board of Directors and of individual directors.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The nominating and corporate governance committee retains the right to modify these minimum qualifications from time to time.

10

In evaluating an incumbent director whose term of office is set to expire, the nominating and corporate governance committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the nominating and corporate governance committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an “audit committee financial expert.” The nominating and corporate governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The nominating and corporate governance committee also will consider nominees recommended by our stockholders.

The nominating and corporate governance committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. In considering any person recommended by one of our stockholders, the nominating and corporate governance committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. The nominating and corporate governance committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The nominating and corporate governance committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.twinvee.com.

Risk Oversight

In its governance role, and particularly in exercising its duty of care and diligence, the board of directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the company’s assets and business. Our Board of Directors has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also provides oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the Company’s risk governance structure, risk assessment and risk management practices and the guidelines, policies and processes for risk assessment and risk management. Our Compensation Committee assesses the impact of our compensation policies and practices on our risk profile.

Code of Conduct and Ethics

We have adopted a written code of conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at www.twinvee.com. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or our directors on our website identified above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. We will provide any person, without charge, upon request, a copy of our code of conduct and ethics. Such requests should be made in writing to the attention of Glenn Sonoda, Secretary, Twin Vee PowerCats Co., 3101 US-1 Fort Pierce, Florida 34982.

Limitation of Liability and Indemnification

Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. As permitted by Delaware Law, our certificate of incorporation also provides that we will eliminate the personal liability of our directors for monetary damages resulting from breaches of certain fiduciary duties as a director, except to the extent such an exemption from liability thereof is not permitted under the Delaware General Corporation Law. The effect of these provisions is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director, subject to certain exceptions in which case the director would be personally liable. Delaware law prohibits our certificate of incorporation from limiting the liability of our directors for the following:

●	any breach of the director’s duty of loyalty to us or to our stockholders;

●	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

●	improper distributions to stockholders; and

●	any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our certificate of incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our bylaws, we will also be empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

11

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

In addition to the indemnification that will be provided for in our certificate of incorporation and bylaws, the employment agreements with certain of our executive officers include indemnification provisions providing for rights of indemnification as set forth in our certificate of incorporation and bylaws.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2022, the Board of Directors met seven (7) times, the Audit Committee met four (4) times, the Compensation Committee met five (5) times, and the Nominating and Corporate Governance Committee did not meet. During 2022, each current member of the Board of Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all meetings of committees of the Board of Directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to attend our annual meetings of stockholders. One of our directors, Joseph Visconti, attended our annual stockholders’ meeting last year in person.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving Twin Vee and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the Securities and Exchange Commission (the “SEC”). Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K. For a more detailed discussion of our policies and procedures for review and approval of related party transactions, please refer to “Transactions with Related Persons, Promoters and Certain Control Persons—Our Policy Regarding Related Party Transactions.”

A discussion of our current related person transactions appears in this Proxy Statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

Communication with Directors

Historically, Twin Vee has not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Stockholders and interested parties who wish to communicate with the Board of Directors, non-management members of the Board of Directors as a group, a committee of the Board of Directors or a specific member of the Board of Directors may do so by letters addressed to the attention of our Corporate Secretary who will relay the communications to the Board of Directors and/or its members, as appropriate.

The address for these communications is: Twin Vee PowerCats Co., c/o Corporate Secretary, 3101 S US Hwy 1, Fort Pierce, Florida 34982.

Anti-Hedging/Anti-Pledging Policy

Twin Vee has adopted an insider trading policy (the “Trading Policy”) with respect to the policies and procedures covering trades of our securities and the handling of our confidential information. The Trading Policy, which applies to all officers, employees, directors, consultants and independent contractors (each a “Covered Person”), prohibits the trading of our securities by a Covered Person or a member of their household who is in possession of material non-public information. The Trading Policy also prohibits, among other things, hedging and pledging of our securities. Consequently, no employee, executive officer or director may enter into a hedge or pledge of Twin Vee’s common stock, including short sales, derivatives, put options, swaps and collars.

Equity Compensation Policy

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Upon consummation of our initial public offering, all of our officers and directors were awarded equity grants. Subsequently, it has been our practice to grant equity awards to our non-employee directors once per fiscal year, or upon their appointment as a director of the Company. It has also been our practice to grant equity awards to newly appointed officers of the Company upon their appointment and to existing officers from time to time, but no more than one time per year, in consideration for services provided. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our common stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

12

DIRECTOR COMPENSATION

2022 Director Compensation

Cash Compensation

All non-employee directors are entitled to receive the following cash compensation for their services:

●	$5,000 per year for service as a board member;

●	$12,000 per year additionally for service as chair of the audit committee;

●	$5,000 per year additionally for service as member of the audit committee (excluding committee chair);

●	$10,000 per year additionally for service as chair of the compensation committee;

●	$4,000 per year additionally for service as member of the compensation committee (excluding committee chair);

●	$5,000 per year additionally for service as chair of the nominating and corporate governance committee;

●	$3,000 per year additionally for service as member of the nominating and corporate governance (excluding committee chair);

All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a pro-rated payment of the quarterly payment of the applicable cash retainer.

Equity Compensation

Each non-employee director who served as a director during 2021 received an initial grant of non-qualified stock options under our 2021 Plan to purchase 5,500 shares of our common stock, which options vest pro rata on a monthly basis over a period of twelve months from the grant date, subject to the grantee’s continued service through that date. Each non-employee director who served as a director during 2022 received a grant of non-qualified stock options under our 2021 Plan to purchase 5,500 shares of our common stock, which options vest pro rata on a monthly basis over a period of twelve months from the grant date, subject to the grantee’s continued service through that date.

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board of Directors by our non-employee directors during the year ended December 31, 2022. The compensation for each of Messrs. Visconti and Yarborough as an executive officer is set forth above under “—Summary Compensation Table.” Messrs. Visconti and Yarborough receive no compensation for service as a director.

(a) Name	(b) Fees Earned or Paid in Cash ($)	(c) Stock Awards ($)	(d) Option Awards(1) ($)	(e) Non-Equity Incentive Plan Compensation ($)	(f) Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(g) All Other Compensation ($)	(h) Total ($)
Bard Rockenbach	17,000	—	4,861	—	—	—	21,861
James Melvin	17,000	—	5,444	—	—	—	22,444
Neil Ross	19,000	—	5,444	—	—	—	24,444
Steven A. Shallcross	17,500	—	—	—	—	—	17,500
Kevin Schuyler	10,000	—	6,732	—	—	—	16,732

(1)	The amounts in the “Option Awards” column reflect the dollar amounts of the grant date fair value for the financial statement reporting purposes for stock options for the fiscal year ended December 31, 2022 in accordance with ASC 718. The fair value of the options was determined using the Black-Scholes model. For a discussion of the assumptions used in computing this valuation, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)	As of December 31, 2022, the following are the outstanding aggregate number of option awards held by each of our directors who were not also Named Executive Officers:

Name	Option Awards (#)
Bard Rockenbach	10,083
James Melvin	11,000
Neil Ross	11,000
Kevin Schuyler	5,500

During 2022, each non-employee member of the Board of Directors received an annual cash fee of $5,000, all non-employee directors received an annual cash fee of $5,000, $4,000 and $3,000 for service on the Audit, Compensation and Nominating and corporate governance Committee, respectively, and the Chairman of the Audit, Compensation and Corporate Governance and Nomination Committee received a cash fee of $12,000, $10,000 and $5,000, respectively. In addition, since 2021 each non-employee member of the Board of Directors has been issued an annual option grant exercisable for 5,500 shares of our common stock, vesting monthly over one year of the date of grant, which options expire ten years after the issuance date.

13

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended December 31, 2022 was the firm of Grassi & Co., CPAs, P.C. The Audit Committee has selected Grassi & Co., CPAs, P.C. as Twin Vee’s independent registered public accounting firm for fiscal 2023.

A representative of Grassi & Co., CPAs, P.C.is expected to be present either in person or via teleconference at the 2023 Annual Meeting and be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the 2023 Annual Meeting and entitled to vote on this matter will be required to approve the ratification of the appointment of Twin Vee’s independent registered public accounting firm. Abstentions will be counted and will have the same effect as a vote against the proposal. Because this proposal is a routine matter for which brokers have discretion, broker non-votes are not expected for this matter. Ratification of the appointment of Grassi & Co., CPAs, P.C. by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2023 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF Grassi & Co., CPAs, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2023.

14

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Twin Vee’s audited consolidated financial statements as of and for the year ended December 31, 2022 with the management of Twin Vee and Grassi & Co., CPAs, P.C., Twin Vee’s independent registered public accounting firm. Further, the Audit Committee has discussed with Grassi & Co., CPAs, P.C. the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Twin Vee’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Grassi & Co., CPAs, P.C. required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Grassi & Co., CPAs, P.C.’s independence from Twin Vee, and has discussed with Grassi & Co., CPAs, P.C. its independence from Twin Vee. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to Twin Vee is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Twin Vee and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining Grassi & Co., CPAs, P.C.’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of Twin Vee’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Twin Vee’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that Twin Vee’s audited consolidated financial statements for the year ended December 31, 2022 and management’s assessment of the effectiveness of Twin Vee’s internal control over financial reporting be included in Twin Vee’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of Grassi & Co., CPAs, P.C.as Twin Vee’s independent registered public accounting firm for the year ending December 31, 2023.

Submitted by the Audit Committee. Kevin Schuler Bard Rockenbach James Melvin Neil Ross
Members of the Audit Committee

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2022 and 2021 by our auditors:

	Year ended	Year ended
	December 31,	December 31,
	2022	2021

Audit Fees	$125,000	$115,000
Tax Fees	—	—
Audit-Related Fees	—	—
All Other Fees(1)	69,000	18,000
	$194,000	$133,000

(1) These fees consist of services provided with regard to the Merger as well as certain technology and travel expenses.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm in 2021 and 2022 were pre-approved by the Audit Committee.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Twin Vee under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

15

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Carrie Gunnerson, Chief Financial Officer

Ms. Gunnerson, age 48, has been our Chief Financial Officer since October 2021. Ms. Gunnerson, operated Gunnerson Consulting from August 1, 2020 until September 30, 2021, specializing in financial consulting for small to midsized organization. Since February 6, 2023, Ms. Gunnerson also serves as the interim Chief Financial Officer of Forza and she served as the Chief Financial Officer of Forza from October 15, 2021 until its initial public offering in August 2022. Ms. Gunnerson served as the President and Chief Executive Officer of Art’s Way Manufacturing Co., Inc. (“Art’s Way”) from October 18, 2007 until July 21, 2020, as its Chief Financial Officer from July 2004 until January 2012 and interim from September 2012 until January 22, 2015 and again from May 31, 2018 until February 1, 2020. Prior to joining Art’s Way in 2004, from 2001 until 2004 Ms. Gunnerson was employed by Tyco Plastics Inc., where she was responsible for all of the functions of a controller. Ms. Gunnerson was named a director of the Farm Equipment Manufacturers Association, from November 2016 through July 2020.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2022, which consisted of our principal executive officer and the next most highly compensated executive officers, were:

●	Joseph C. Visconti, President and Chief Executive Officer

●	Preston Yarborough, Vice President

●	Carrie Gunnerson, Chief Financial Officer

Summary Compensation Table

The following table sets forth information regarding the compensation that was paid to our named executive officers during the years ended December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary	Bonus	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Joseph C. Visconti	2022	250,000	300,000	1,990,196	44,356	(2)	2,584,552
President and Chief Executive Officer	2021	235,276	200,965	671,276	28,271	(2)	1,135,788

Preston Yarborough	2022	160,000	42,167	—	21,030	(3)	211,197
Vice President	2021	145,577	58,359	335,638	9,261	(3)	548,835

Carrie Gunnerson	2022	187,462	73,300	107,516	12,080	(4)	380,358
Chief Financial Officer	2021	39,088	16,406	227,617	—		283,111

(1)	Options issued pursuant to the Twin Vee 2021 Stock Incentive Plan and the Forza 2022 Stock Incentive Plan. The amounts in the “Option Awards” column reflect the dollar amounts of the grant date fair value for the financial statement reporting purposes for stock options for the fiscal year ended December 31, 2022 in accordance with ASC 718. The fair value of the options was determined using the Black-Scholes model. For a discussion of the assumptions used in computing this valuation, see Note 12 of the Notes to Consolidated Financial Statements in this Annual Report for the fiscal year ended December 31, 2022.

(2)	Consists of $30,000 of car expense paid and $14,356 of health insurance expense paid in 2022 and $12,692 of car expenses and $15,579 of health insurance expenses paid in 2021.

(3)	Consists of $12,000 of car expenses paid and $9,030 of health insurance expense paid in 2022 and $5,077 of car expenses and $4,184 of health insurance paid in 2021.

(4)	Consists of $12,080 of health insurance expense paid in 2022.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2022)

The following table provides information about the number of outstanding equity awards held by each of our named executive officers as of December 31, 2022:

16

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested

Joseph C. Visconti	166,232	105,768	(1)	5.8	6/8/2031	—	—
President and Chief	55,556	344,444	(2)	5.0	8/10/2032	—	—
Executive Officer	48,615	201,385	(3)	2.01	10/19/2032	—	—
	—	100,000	(4)	1.33	12/14/2032	—	—

Preston Yarborough	83,116	82,980	(1)	5.8	6/8/2031	—	—
Vice President

Carrie Gunnerson	33,403	102,597	(5)	3.87	9/30/2031	—	—
Chief Financial Officer	—	100,000	(4)	1.33	12/14/2032	—	—

(1)	On July 23, 2021, options were granted, under the Twin Vee 2021 Stock Incentive Plan, vesting monthly over 3 years.
(2)	On August 11, 2022, options were granted, under the Forza 2022 Stock Incentive Plan, vesting monthly over 3 years.
(3)	On October 20, 2022, options were granted, under the Twin Vee 2021 Stock Incentive Plan, vesting monthly over 3 years.
(4)	On December 15, 2022, options were granted, under the Forza 2022 Stock Incentive Plan, vesting monthly over 3 years.
(5)	On October 1, 2021, options were granted, under the Twin Vee 2021 Stock Incentive Plan, westing monthly over 5 years.

Employment Arrangements with Our Named Executive Officers

Joseph Visconti

Twin Vee entered into a five-year employment agreement with Mr. Visconti (the “Visconti Employment Agreement”) effective upon the closing of the initial public offering in July 2021. Under the Visconti Employment Agreement, Mr. Visconti serves as Twin Vee’s President and Chief Executive Officer. He receives an annual base salary of $250,000 and is eligible to receive an annual performance cash bonus with a target amount equal to 120% of his annual base salary, based upon achievement of performance goals established by the compensation committee of Twin Vee’s Board of Directors. Upon the completion of Twin Vee’s initial public offering in July 2021, Mr. Visconti received a stock option to purchase 272,000 shares of Twin Vee’s common stock under the 2021 Plan, vesting pro rata on a monthly basis over a three-year period subject to continued employment through each vesting date. On October 20, 2022, Mr. Visconti received a stock option to purchase 250,000 shares of Twin Vee’s common stock under the 2021 Plan, vesting pro rata on a monthly basis over a three-year period subject to continued employment through each vesting date.

The Visconti Employment Agreement provides that Mr. Visconti is eligible to participate in all benefit and fringe benefit plans generally made available to Twin Vee’s other executive officers. In addition, he is entitled to (i) four weeks of paid vacation per year, (ii) a $2,500 a month car allowance and (iii) the cost of medical insurance for coverage for Mr. Visconti and his family.

The Visconti Employment Agreement provides that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Mr. Visconti; (iii) by Mr. Visconti without good reason upon 90 days written notice to us; (iv) by us for cause (as defined in the Visconti Employment Agreement); (v) by Twin Vee without cause; or (vi) by Mr. Visconti for good reason (as defined in the Visconti Employment Agreement).

Pursuant to the Visconti Employment Agreement, Mr. Visconti is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

In the event of a termination by Twin Vee without cause or a termination by Mr. Visconti for good reason other than in connection with a change in control, Mr. Visconti will receive: an aggregate of twelve months of salary continuation at his then-current base annual salary, paid out in equal installments over a 6 month period; payment of any amount of annual bonus accrued for the year prior to the date of termination; payment of the bonus Mr. Visconti would have received based on the attainment of performance goals had he remained employed through the end of the year of termination, pro-rated based on the number of days in the termination year that Mr. Visconti was employed by Twin Vee (paid when its other senior executives receive payment of their annual bonuses); reimbursement of COBRA premiums for up to twelve months; and full vesting for any outstanding, unvested equity awards granted under the Twin Vee 2021 Plan. Mr. Visconti’s outstanding vested stock options in Twin Vee will generally remain exercisable no longer than six months following such a termination.

In the event of a termination by Twin Vee without cause or a resignation by Mr. Visconti for good reason within twelve months following a change in control, Mr. Visconti will receive an aggregate of 18 months of salary continuation at his then-current base annual salary, paid out in equal installments over a twelve month period; payment of any amount of annual bonus accrued for the year prior to the year of termination; payment of a pro-rated target annual bonus for the year of termination based on the number of days in the termination year that Mr. Visconti was employed by Twin Vee; payment of one time his then-current target annual bonus; reimbursement of COBRA premiums for up to 18 months; and full vesting for any outstanding, unvested equity awards granted under the Twin Vee 2021 Plan. Mr. Visconti’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

The receipt of any termination benefits described above is subject to Mr. Visconti’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Visconti Employment Agreement.

In the event of Mr. Visconti’s termination due to death or disability, Mr. Visconti will receive full vesting for any outstanding, unvested equity awards granted under Twin Vee’s 2021 Plan. Mr. Visconti’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

17

Preston Yarborough

Twin Vee entered into a five-year employment agreement with Mr. Yarborough (the “Yarborough Employment Agreement”) effective upon the closing of Twin Vee’s initial public offering in July 2021. Under the Yarborough Employment Agreement, Mr. Yarborough serves as Twin Vee’s Vice President and Director of Product Development. He receives an annual base salary of $160,000 and is eligible to receive an annual performance cash bonus with a target amount equal to 50% of his annual base salary, based upon achievement of performance goals established by the compensation committee of Twin Vee’s Board of Directors. Upon the completion of Twin Vee’s initial public offering in July 2021, Mr. Yarborough received a stock option to purchase 136,000 shares of Twin Vee’s common stock under the 2021 Plan, vesting monthly over a three-year period subject to continued employment through each vesting date.

The Yarborough Employment Agreement provides that Mr. Yarborough would be eligible to participate in all benefit and fringe benefit plans generally made available to Twin Vee’s other executive officers. In addition, he is entitled to (i) four weeks of paid vacation per year, (ii) a $1,000 a month car allowance and (iii) the cost of medical insurance for coverage for Mr. Yarborough and his family.

The Yarborough Employment Agreement provides that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Mr. Yarborough; (iii) by Mr. Yarborough without good reason upon 90 days written notice to Twin Vee; (iv) by Twin Vee for cause (as defined in the Yarborough Employment Agreement); (v) by Twin Vee without cause; or (vi) by Mr. Yarborough for good reason (as defined in the Yarborough Employment Agreement).

Pursuant to the Yarborough Employment Agreement, Mr. Yarborough is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

In the event of a termination by Twin Vee without cause or a termination by Mr. Yarborough for good reason other than in connection with a change in control, Mr. Yarborough will receive: an aggregate of nine months of salary continuation at his then-current base annual salary, paid out in equal installments over a six month period; payment of any amount of annual bonus accrued for the year prior to the date of termination; payment of the bonus Mr. Yarborough would have received based on the attainment of performance goals had he remained employed through the end of the year of termination, pro-rated based on the number of days in the termination year that Mr. Yarborough was employed by Twin Vee (paid when Twin Vee’s other senior executives receive payment of their annual bonuses); reimbursement of COBRA premiums for up to nine months; and full vesting for any outstanding, unvested equity awards granted under the Twin Vee 2021 Plan. Mr. Yarborough’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

In the event of a termination by Twin Vee without cause or a resignation by Mr. Yarborough for good reason within twelve months following a change in control, Mr. Yarborough will receive an aggregate of twelve months of salary continuation at his then-current base annual salary, paid out in equal installments over a twelve month period; payment of any amount of annual bonus accrued for the year prior to the year of termination; payment of a pro-rated target annual bonus for the year of termination based on the number of days in the termination year that Mr. Yarborough was employed by Twin Vee; payment of one time his then-current target annual bonus; reimbursement of COBRA premiums for up to twelve months; and full vesting for any outstanding, unvested equity awards granted under the Twin Vee 2021 Plan. Mr. Yarborough’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

The receipt of any termination benefits described above is subject to Mr. Yarborough’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Yarborough Employment Agreement.

In the event of Mr. Yarborough’s termination due to death or disability, Mr. Yarborough will receive full vesting for any outstanding, unvested equity awards granted under Twin Vee’s 2021 Plan. Mr. Yarborough’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

Carrie Gunnerson

Twin Vee entered into a five-year employment agreement with Ms. Gunnerson (the “Gunnerson Employment Agreement”) effective in October 2021, as amended on August 22, 2022. Under the Gunnerson Employment Agreement, Ms. Gunnerson serves as Twin Vee’s Chief Financial Officer. She receives an annual base salary of $211,000 and is eligible to receive an annual performance cash bonus with a target amount equal to 30% of her annual base salary, based upon achievement of performance goals established by the compensation committee of Twin Vee’s Board of Directors. Ms. Gunnerson also received a stock option to purchase 136,000 shares of Twin Vee’s common stock under its 2021 Plan, vesting monthly over a five-year period subject to continued employment through each vesting date.

The Gunnerson Employment Agreement provides that Ms. Gunnerson is eligible to participate in all benefit and fringe benefit plans generally made available to Twin Vee’s other executive officers. In addition, she is entitled to four weeks of paid vacation per year.

The Gunnerson Employment Agreement provides that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Ms. Gunnerson; (iii) by Ms. Gunnerson without good reason upon 90 days written notice to Twin Vee; (iv) by Twin Vee for cause (as defined in the Gunnerson Employment Agreement); (v) by Twin Vee without cause; or (vi) by Ms. Gunnerson for good reason (as defined in the Gunnerson Employment Agreement).

Pursuant to the Gunnerson Employment Agreement, Ms. Gunnerson is subject to a one-year post-termination non-compete and non-solicit of employees and clients. She is also bound by confidentiality provisions.

In the event of a termination by Twin Vee without cause or a termination by Ms. Gunnerson for good reason during the first six (6) months following the effective date of the Gunnerson Employment Agreement, Ms. Gunnerson will receive an aggregate of three months of salary continuation at her then-current base annual salary, paid out in equal installments over a three-month period. In the event of a termination by Twin Vee without cause or a termination by Ms. Gunnerson for good reason after the first six (6) months following the effective date of the Gunnerson Employment Agreement, Ms. Gunnerson will receive an aggregate of six months of salary continuation at her then-current base annual salary, paid out in equal installments over a six-month period. Ms. Gunnerson’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

18

The receipt of any termination benefits described above is subject to Ms. Gunnerson’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Gunnerson Employment Agreement.

In the event of Ms. Gunnerson’s termination due to death or disability, Ms. Gunnerson will receive full vesting or any outstanding, unvested equity awards granted under the 2021 Plan. Ms. Gunnerson’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

Employee Benefit and Stock Plans

Simple IRA Plan

We maintain a Simple IRA retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the Simple IRA, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax basis through contributions to the Simple IRA plan. The Simple IRA plan authorizes employer safe harbor matching contributions equal to 3% of covered compensation for eligible employees. The Simple IRA plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement program, contributions to the Simple IRA plan and earnings on those contributions are not taxable to the employees until distributed from the Simple IRA plan.

2021 Stock Incentive Plan

On April 8, 2021, our Board of Directors and our stockholders approved the Twin Vee PowerCats Co. 2021 Stock Incentive Plan, which plan was amended and restated on June 1, 2021 (the “2021 Plan”). The 2021 Plan became effective immediately prior to the closing of our initial public offering in July 2021. The principal provisions of the 2021 Plan are summarized below.

Administration

The 2021 Plan vests broad powers in a committee to administer and interpret the 2021 Plan. Our Board of Directors has initially designated the compensation committee to administer the 2021 Plan. Except when limited by the terms of the 2021 Plan, the compensation committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the compensation committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

Our Board of Directors may amend, alter or discontinue the 2021 Plan and the compensation committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2021 Plan or modifying the classes of participants eligible to receive awards under the 2021 Plan will require ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the compensation committee nor the Board of Directors is permitted to reprice outstanding options or stock appreciation rights without shareholder consent.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2021 Plan and may be selected by the compensation committee to receive an award.

Vesting

The compensation committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the compensation committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2021 Plan in connection with awards is 1,315,000 shares. There are currently outstanding options to purchase an aggregate of 1,239,177 shares of our common stock that have been issued under the 2021 Plan. In addition, the maximum number of shares of common stock that may be issued under the 2021 Plan will automatically increase on January 1 of each calendar year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in a number of shares of common stock equal to 4.5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year; provided, however that the Board of Directors may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of common stock. All available shares may be utilized toward the grant of any type of award under the 2021 Plan. The 2021 Plan imposes a $250,000 limitation on the total grant date fair value of awards granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year. The total number of shares available for issuance increased on January 1, 2023 to 1,743,400 shares of our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of August 18, 2023, the Record Date, by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

●	each of the named executive officers listed in the Summary Compensation Table;

19

●	each of our directors; and

●	all of our current executive officers and directors as a group.

As of August 18, 2023, we had 9,520,000 shares of common stock outstanding.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of profits interest units, options, warrants or other rights that are either immediately exercisable or exercisable on or before October 17, 2023, which is approximately 60 days after the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Twin Vee PowerCats Co. 3101 S. US-1 Ft. Pierce, Florida 34982.

Name of Beneficial Owner	Number of Shares Beneficially Owner	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
Joseph Visconti (1)	2,623,005	26.71%
Preston Yarborough(2)	140,363	1.46%
James Melvin(3)	11,000	*
Bard Rockenbach(4)	10,083	*
Neil Ross(3)	11,000	*
Carrie Gunnerson(5)	54,408	*
Kevin Schuyler(6)	6,863	*
All current executive officers and directors as a group (7 persons)	2,856,722	28.52%
5% Stockholders

Marathon Micro Fund, L.P.(7)	950,000	9.98%
AWM Investment Company, Inc. and affiliates (8)	949,062	9.97%
* Represents beneficial ownership of less than one percent.

(1)	Includes: (i) 2,321,152 shares of common stock; and (ii) 301,853 shares of common stock issuable upon the exercise of options to purchase shares of our common stock that are exercisable within 60 days of August 18, 2023.

(2)	Includes: (i) 38,357 shares of our common stock; and (ii) 102,006 shares of common stock issuable upon the exercise of options to purchase shares of our common stock that are exercisable within 60 days of August 18, 2023.

(3)	Includes 11,000 shares of common stock issuable upon the exercise of options to purchase shares of our common stock that are exercisable within 60 days of August 18, 2023.

(4)	Includes 10,083 shares of common stock issuable upon the exercise of options to purchase shares of our common stock that are exercisable within 60 days of August 18, 2023.

(5)	Includes 54,408 shares of common stock issuable upon the exercise of options to purchase shares of our common stock that are exercisable within 60 days of August 18, 2023.

(6)	Includes: (i) 1,363 shares of common stock; and (ii) 5,500 shares of common stock issuable upon the exercise of options to purchase shares of our common stock that are exercisable within 60 days of August 18, 2023.

(7)	Information is based upon a Schedule 13G/A filed with the SEC on February 3, 2023 by James G. Kennedy, the partner of Marathon Micro Fund, L.P. The address of Marathon Micro Fund, L.P. is 4 North Park drive, Suite 106, Hunt Valley, Maryland 21030.

(8)	Information is based upon a Schedule 13G filed with the SEC on February 14, 2023. AWM Investment Company, Inc., a Delaware corporation (“AWM”) is the investment adviser to Special Situations Cayman Fund, L.P., a Cayman Islands Limited Partnership (CAYMAN) and Special Situations Fund III QP, L.P., a Delaware limited partnership (SSFQP). (CAYMAN and SSFQP, will hereafter be referred to as the Funds). The principal business of each Fund is to invest in equity and equity-related securities and other securities of any kind or nature. David M. Greenhouse (Greenhouse) and Adam C. Stettner (Stettner) are members of: SSCayman, L.L.C., a Delaware limited liability company (SSCAY), the general partner of CAYMAN and MGP Advisers Limited Partnership, a Delaware limited partnership (MGP), the general partner of SSFQP. Greenhouse and Stettner are also controlling principals of AWM. As the investment adviser to the Funds, AWM holds sole voting and investment power over 218,284 shares of our common stock held by CAYMAN and 730,778 Shares held by SSFQP. The address of AWM is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

20

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Each of the related party transactions described below was negotiated on an arm’s length basis. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us. The following are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the forms of the agreements have been filed as exhibits to the Company’s Annual Report and are available electronically on the website of the SEC at www.sec.gov.

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in “Item 11. Executive Compensation” the following is a description of each transaction since January 1, 2021 or any currently proposed transaction in which:

●	we have been or are to be a party to;

●	the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and

●	any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

For information on our compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, see “Executive Compensation”.

On December 5, 2022 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger, dated as of September 8, 2022 (the “Merger Agreement”), by and between us and Twin Vee PowerCats, Inc. (“Twin Vee Inc.”), our then parent corporation and owner of 4,000,000 shares of our common stock representing 76% of our common stock. was merged with and into our company (the “Merger”). The Merger became effective on December 5, 2022 at which time (a) the holders of Twin Vee Inc. common stock received in the Merger one share of our common stock in exchange for each 41.7128495 shares of Twin Vee Inc. common stock that they owned, for a maximum of 4,000,000 shares of our common stock (no fractional shares of our common stock were issued) and (b) the 4,000,000 shares of our common stock held by Twin Vee Inc. were canceled and retired. Each holder of shares of Twin Vee Inc. common stock who would otherwise be entitled to a fraction of a share of our common stock (after aggregating all fractional shares of our common stock that otherwise would be received by such holder) received in lieu of such fraction of a share cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by $2.09, which was equal to the volume weighted average closing trading price of a share of our common stock for the five consecutive trading days ending immediately prior to December 5, 2022. After the Merger, we. had approximately 9,520,000 shares of our common stock outstanding, which is substantially the same as it was immediately prior to the Merger. Joseph Visconti, our Chief Executive Officer and Chairman of the Board was the largest stockholder of Twin Vee Inc. and received 2,243,916 shares of our common stock upon consummation of the Merger in exchange for the shares of common stock of Twin Vee Inc. that he owned , representing approximately 22% of our outstanding shares of common stock and Preston Yarbrough, our Vice President and Director of Product Development was issued 38,357 shares of our common stock upon consummation of the Merger in exchange for the shares of common stock of Twin Vee Inc. that he owned

We lease our facility from Visconti Holdings, LLC, (“Visconti Holdings”) an entity owned and controlled by our Chief Executive Officer, President and Director, Joseph Visconti, pursuant to a lease agreement (the “Lease Agreement”), dated January 1, 2021, by and among the Company, Visconti Holdings, LLC and Twin Vee Inc., our former majority shareholder company. The Lease Agreement currently has a 5-year term, with an option to renew for an additional 5-year term. We currently pay Visconti Holdings $33,075 per month plus applicable sales and use tax, which is currently 7% in St. Lucie County.

On December 31, 2018, we entered into a loan and promissory note with Joseph C. Visconti. The principal amount of the loan was $525,500, together with a simple interest rate of 6% on the balance of principal remaining unpaid. During the year ended December 31, 2021, we repaid $27,850. At December 31, 2021, the outstanding amount of the note payable was $0.

During the year ended December 31, 2022 and 2021, we received cash of $14,549 and $44,628 from its affiliate companies, and paid $57,659 and $303,250 to its affiliate companies, respectively.

During the year ended December 31, 2022, we issued 20,000 shares valued at $52,400 for payment on behalf of the former majority shareholder company.

At December 31, 2022 and 2021, advances from affiliated companies included in due to affiliated companies was $0 and $115,043, respectively. Approximately $93,000 of the balance is related to an equipment purchase, the remaining balance was related to startup costs for our franchise business.

During the year ended December 31, 2022, we received a monthly fee of $5,850 to provide management services and facility utilization to Forza.

During the year ended December 31, 2021, we paid $90,417 to Twin Vee PowerCats, Inc., to purchase a 36-foot used catamaran boat from it. During the year ended December 31, 2020, we had purchases of $0 from related parties.

During the year ended December 31, 2021, we received a cash payment in the amount of $24,300 from Boat Fuji, Inc., a company owned 33% by Joseph Visconti, our chief executive officer, for future technical website support expenses to be incurred by us on behalf of Boat Fuji, Inc. During the year ended December 31, 2021, we paid $15,808 to certain affiliate companies or on their behalf, including (i) $2,000 that was repaid to Boat Fuji, Inc. due to a decrease in the estimated expenses to be paid by us on its behalf, (ii) $12,000 of franchise fee development expenses paid by us on behalf of My Boat MD, Inc., a wholly owned subsidiary of Twin Vee PowerCats, Inc and (iii) $1,808 of expenses paid to Twin Vee PowerCats, Inc. for reimbursement of telephone, internet and other similar expenses incurred by it on our behalf.

During the year ended December 31, 2022 and 2021, we recorded management fees of $54,000 and $42,000 respectively; paid to Twin Vee, Inc. pursuant to a management agreement, dated January 1, 2021, with our former majority shareholder for various management services. The agreement provides for a monthly $4,500 and $3,500 management fee, there was a term of one year that expired on December 31, 2022.

21

During the year ended December 31, 2022, we recorded $15,000 of professional fees, for consulting work for Twin Vee performed by Jim Leffew, the Chief Executive Officer of Forza.

During the six months ended June 30, 2023, Twin Vee received a monthly fee of $6,800 to provide management services and facility utilization to Forza.

In connection with the closing of Forza’s initial public offering, we entered into a transition services agreement (the “Transition Services Agreement”) with Forza, pursuant to which we agreed to provide Forza, at our cost, with certain services, such as procurement, shipping, receiving, storage and use of our facility until Forza’ s new planned facility is completed. Forza’s ability to utilize our manufacturing capacity pending completion of its own facility will be subject to its availability as determined by us. The Transition Services Agreement operates on a month-to-month basis.

Indemnification Agreements

We intend to enter, into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification that is provided for in our certificate of incorporation and bylaws, as amended. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law. Please see section entitled “Limitation of Liability and Indemnification” for further information.

In addition to the indemnification provided for in our certificate of incorporation and bylaws, the employment agreements with certain of our executive officers include indemnification provisions providing for rights of indemnification as set forth in our certificate of incorporation and bylaws.

Assignment of Assets Agreement; Assignment of Intellectual Property

We and Forza have entered into an agreement pursuant to which we assigned to Forza (i) certain technology, assets and property rights, and (ii) certain intellectual property related to our EV business.

Assignment of Land Contract

We and Forza had entered into an assignment of land contract pursuant to which we assigned to Forza a land purchase agreement that provides Forza with an option to acquire 14.5 acres of undeveloped land in Fort Pierce, Florida for $750,000. On December 6, 2021, Forza paid the $50,000 refundable deposit on the land purchase agreement from its working capital. The land purchase agreement provided that Forza must diligently pursue zoning change and site plan approval with St. Lucie County for the manufacturing facility within two hundred ten (210) days of the effective date of the contract (the “Site Plan Contingency”). In the event Forza cannot obtain the Site Plan Contingency, by the 210-day deadline, within three (3) business days after the expiration of the deadline, Forza may either (i) elect to terminate the land purchase contract or (ii) waive the Site Plan Contingency and proceed to the closing. It has since been determined that the cost associated with building our factory on the Fort Pierce, Florida site is prohibitive. As a result, on April 28, 2022, we and Forza requested, and were granted, a release and termination of the land contract for this vacant parcel of land.

 Our Policy Regarding Related Party Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the Nasdaq Stock Market. Under the policy:

●	any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee; and

●	any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board of Directors or recommended by the compensation committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

●	management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act and the Exchange Act and related rules; and

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act.

22

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director, should consider whether such transaction would compromise the director’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC, the Nasdaq Stock Market, and the Code.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

Twin Vee’s 2022 Annual Report is being made available to stockholders concurrently with this Proxy Statement at https://www.iproxydirect.com/veee. Copies of the 2022 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.twinvee.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER D OCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Twin Vee stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Twin Vee PowerCats Co., Attention: Corporate Secretary, 3101 S US Hwy 1, Fort Pierce, Florida 34982 or by calling us at (772) 429-2525. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2024 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than April 30, 2024. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our 2024 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2024 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above on the cover page of this proxy statement not later than 45th day nor earlier than 75th days before the first anniversary of the date we first mail our proxy materials or notice of availability of proxy materials for the preceding year’s annual meeting. Therefore, to be timely, we must receive notice no earlier than June 18, 2024 and no later than July 18, 2024. However, if the date of the annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the date of the previous year’s annual meeting, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2024 Annual Meeting. In addition, the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2024 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982. In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 13, 2024. If such meeting date is changed by more than 30 days before or after October 12, 2024, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

23

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Twin Vee knows of no other matters to be presented for stockholder action at the 2023 Annual Meeting. However, if any other matter is properly brought before the 2023 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Twin Vee will be voted in accordance with the discretion of the proxyholders.

By order of the Board of Directors,
/s/ Joseph Visconti
Joseph Visconti Chairman of the Board of Directors and Chief Executive Officer

Fort Pierce, Florida

August 28, 2023

24

Twin Vee PowerCats Co.

3101 S US Hwy 1

Fort Pierce, Florida 34982

SUBMIT A PROXY TO VOTE BY INTERNET - https://www.iproxydirect.com/veee

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 11, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS -

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT A PROXY TO VOTE BY MAIL -

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the election of each of the following:						number(s) of the nominee(s) on the line below.

	1.	Election of Directors	☐	☐	☐

Nominees:

	01 James Melvin	02 Preston Yarborough

	The Board of Directors recommends you vote FOR the proposals		For		Against	Abstain

2.	To ratify the appointment of Grassi & Co., CPAs, P.C.as our independent registered public accounting firm for our fiscal year ending on December 31, 2023.		☐		☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments or postponements of the meeting.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated August 28, 2023.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

TWIN VEE POWERCATS CO.

2023 Annual Meeting of Stockholders

October 12, 2023 9:00 A.M. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Joseph Visconti and Carrie Gunnerson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of TWIN VEE POWERCATS CO. that the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held at 9:00 A.M., Eastern Time, on October 12, 2023 at 3101 S US Hwy 1, Fort Pierce, Florida 34982, or any adjournment or postponement thereof. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side